GE INVESTMENTS FUNDS, INC.

Total Return Fund

Supplement Dated September 28, 2012

To the Statutory Prospectus Dated May 1, 2012,

as supplemented on May 31, 2012 and May 29, 2012

and

To the Summary Prospectus Dated May 1, 2012

and

To the Statement of Additional Information Dated May 1, 2012, as supplemented on May 31, 2012

At a meeting held on September 19, 2012, the Board of Directors of the GE Investments Funds, Inc. (the “Board”) approved a portfolio restructuring plan for the Total Return Fund (the “Fund”). While GE Asset Management, Inc. (“GEAM”), the Fund’s investment adviser, will continue to be responsible for the Fund’s asset allocation among the asset classes and investment strategies, the investment management for the underlying strategies of the Fund will be changed from an actively managed investment strategy to an index-based investment strategy (the “Fund Restructure”). The Fund Restructure is expected to take effect on or about January 31, 2013.

As a result of the Fund Restructure, the Fund will no longer utilize active security selection to choose investments for the Fund, but will instead allocate assets among various asset classes and strategies (including U.S. equities, international equities and fixed income), each of which will be managed using a passive investment approach attempting to replicate the investment performance of a specified market index. The Fund, subject to Board approval, is expected to engage one or more sub-advisers to manage the underlying asset classes and strategies. The Fund’s investment objective will remain the same.

It is anticipated that the management fee charged to the Fund by GEAM will be reduced as part of the Fund Restructure. The amount of any fee reduction is subject to further Board review and approval. The revised management fee and any new sub-advisory agreement(s) are expected to be presented to the Board for its consideration and approval at its December board meeting. The Fund’s prospectus and summary prospectus will be revised on or before the effective date of the Fund Restructure with additional information regarding the revised strategy, the revised fee, and any new sub-adviser(s).

This supplement should be retained with your Prospectus, Summary Prospectus and/or Statement of Additional Information for future reference.